EXHIBIT 32.2


        CERTIFICATION OF CHIEF FINANCIAL OFFICER PURSUANT TO SECTION 906
                       OF THE SARBANES-OXLEY ACT OF 2002
                             (18 U.S.C SECTION 1350)


In connection with the Quarterly Report of Lifestream Technologies, Inc., a Nevada corporation (the "Company"), on Form 10-QSB for the fiscal quarter ended September 30, 2003, as filed with the United States Securities and Exchange Commission (the "Report"), I, Brett Sweezy, Chief Financial Officer of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that:

(1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


/s/ Brett Sweezy
--------------------
Brett Sweezy
Chief Financial Officer

November 14, 2003

[A signed original of this written statement required by Section 906 has been provided to Lifestream Technologies, Inc. and will be retained by Lifestream Technologies, Inc. and furnished to the United States Securities and Exchange Commission or its staff upon request.]